                                                                    Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

On August 13, 1998 Hyena Capital, Inc. acquired 100% of the then outstanding stock common stock of Lumitech S.A. (a development stage company) for consideration of 4,000,000 newly issued shares of Lumitech S.A. As a result of the transaction the shareholders of Lumitech S.A. became the majority shareholders of the combined Company. Concurrent with the acquisition the combined Company changed its name to Advanced Lumitech, Inc. and effected a 5-for-1 stock split. The acquisition of Lumitech S.A. is considered a reverse acquisition. Accordingly, the transaction is accounted for as a recapitalization and the historical financial statements of Lumitech S.A. are retroactively restated.

The unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of Lumitech S.A. effected for the recapitalization.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 1998 gives effect to the acquisition as if it had been consummated on that date, while the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1998 give effect to the acquisition as if it had been consummated at the beginning of the period. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or results of operations which would have actually been reported had the acquisition been consummated as presented, or which may be reported in the future. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company's Annual report on Form 10-K for the year ended December 31, 1998 and quarterly reports on Form 10-Q for the quarters ended September 30, 1998, March 31, 1999 and June 30, 1999 and the financial statements included elsewhere on this Form 8-K/A.

                            Advanced Lumitech, Inc.
                         (A Development Stage Company)
                   Unaudited ProForma Condensed Consolidated
                            Statement of Operations
                        Six months ended June 30, 1998
                    (in thousands - except per share data)


-----------------------------------------------------------------------------------------------------------------------------
                                               Historical                                       Pro Forma
-----------------------------------------------------------------------------------------------------------------------------
                                        Lumitech           Hyena             Notes     Adjustments      Combined
-----------------------------------------------------------------------------------------------------------------------------
     Sales to affiliated company        $   -            $   -                                           $          -
-----------------------------------------------------------------------------------------------------------------------------
                                                             -
-----------------------------------------------------------------------------------------------------------------------------
     Cost of sales                          -                -                                                      -
-----------------------------------------------------------------------------------------------------------------------------
     Gross profit                           -                -                                                      -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Operating expenses:
-----------------------------------------------------------------------------------------------------------------------------
     Selling and marketing                 14                -                                                     14
-----------------------------------------------------------------------------------------------------------------------------
     General and administrative             5                -                                                      5
-----------------------------------------------------------------------------------------------------------------------------
                                           19                -                                                     19
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Operating loss                       (19)               -                                                    (19)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Interest expense, net                 26                -                                                     26
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Net loss                           $ (45)           $   -                                           $        (45)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Basic and diluted loss per share                                                                    $          -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Weighted average shares                                                                               25,000,000
-----------------------------------------------------------------------------------------------------------------------------

See notes to condensed consolidated financial statements

                            Advanced Lumitech, Inc.
                         (A Development Stage Company)
                   Unaudited ProForma Condensed Consolidated
                                 Balance Sheet
                                 June 30, 1998
                                (in thousands)

-------------------------------------------------------------------------------------------------------------------------------
                                                            Historical                                      Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
                                                     Lumitech           Hyena           Notes      Adjustments       Combined
-------------------------------------------------------------------------------------------------------------------------------
 Assets
-------------------------------------------------------------------------------------------------------------------------------
 Current assets:
-------------------------------------------------------------------------------------------------------------------------------
    Cash and cash equivalents                         $         -       $  -                                        $      -
-------------------------------------------------------------------------------------------------------------------------------
    Accounts receivable from affiliated company                63          -                                              63
-------------------------------------------------------------------------------------------------------------------------------
    Prepaid expenses and other assets                           3          -                                               3
                                                      -----------                                                   --------
-------------------------------------------------------------------------------------------------------------------------------
 Total current assets                                          66          -                                              66
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Property and equipment, net                                   10          -                                              10
                                                      -----------                                                   --------
-------------------------------------------------------------------------------------------------------------------------------
 Total assets                                         $        76          -                                        $     76
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Liabilities and stockholders' deficit
-------------------------------------------------------------------------------------------------------------------------------
 Current liabilities:
-------------------------------------------------------------------------------------------------------------------------------
    Borrowings under bank line-of-credit              $       385          -                                        $    385
-------------------------------------------------------------------------------------------------------------------------------
    Accounts payable and accrued liabilities                  417          -                                             417
                                                      -----------                                                   --------
-------------------------------------------------------------------------------------------------------------------------------
 Total current liabilities                                    802          -                                             802
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Note payable to related party                                 40          -                                              40
-------------------------------------------------------------------------------------------------------------------------------
 Notes payable to directors                                   318          -                                             318
-------------------------------------------------------------------------------------------------------------------------------
 Total liabilities                                          1,160          -                                           1,160
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 Stockholders' deficit:
-------------------------------------------------------------------------------------------------------------------------------
 Common stock, $0.001 par value; Authorized;                   70          1            A,B,C          (45), (1)          25
 100,000,000 at June 30, 1998; Issued and
 outstanding; 25,000,000 at June 30, 1998
-------------------------------------------------------------------------------------------------------------------------------
    Additional paid-in capital                                  -          1            A,B,C           45,  (1)          45
-------------------------------------------------------------------------------------------------------------------------------
    Stock subscriptions receivable                            (35)         -                                             (35)
-------------------------------------------------------------------------------------------------------------------------------
    Deficit accumulated during the development stage       (1,263)        (2)           A,B,C               2         (1,263)
-------------------------------------------------------------------------------------------------------------------------------
    Cumulative translation adjustment                         144          -                                             144
-------------------------------------------------------------------------------------------------------------------------------
 Total stockholders' deficit                               (1,084)         -                                          (1,084)
-------------------------------------------------------------------------------------------------------------------------------
 Total liabilities and stockholders' deficit          $        76       $  -                                        $     76
-------------------------------------------------------------------------------------------------------------------------------


See notes to condensed consolidated financial statements

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

The acquisition of Lumitech S.A. is considered a reverse acquisition. Accordingly, the transaction is accounted for as a recapitalization and the historical financial statements of Lumitech S.A. are retroactively restated effected for the recapitalization. Hyena Capital, Inc. had no operations, assets or liabilities for any of the periods for which pro forma financial information is required.


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 1998

There are no pro forma adjustments to the condensed consolidated statement of operations for the six months ended June 30, 1998 since the transaction is considered a recapitalization and there are no pro forma adjustments affecting the statement of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT
JUNE 30, 1998
(A)  Reflects the issuance of 5,000,000 shares of common stock of the Company.
(B)  Reflects the 5-for-1 stock split of the Company.
(C) Reflects the combination of the accumulated deficit of Hyena Capital, Inc. with the Company and the recapitalization.